Income Taxes	6 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
INCOME TAXES
8.	INCOME TAXES

AirNet is a tax-exempted company incorporated in the Cayman Islands.

Robust Achievement is subject to Hong Kong tax law. According to Tax (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, form April 1, 2018, under the two-tiered profits tax rates regime, the profits tax rate for the first HK$2.0 million of assessable profits will be lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations and 7.5% (half of the standard rate) for unincorporated businesses (mostly partnerships and sole proprietorships). Assessable profits above HK$2.0 million will continue to be subject to the rate of 16.5% for corporations and standard rate of 15% for unincorporated businesses. AN China is qualified to elect the tax rate of 8.25% as it had a small profit in the six months ended June 30, 2025.

AirNet Ohio is incorporated in the U.S. and is subject to federal income taxes for its business operation in the U.S. The applicable tax rate is 21% for federal and tax-exempted for state. AirNet Ohio had no taxable income during the six months ended June 30, 2025.

Income tax expenses are as follows:

	For the six months ended June 30,
	2024	2025
	(Unaudited)	(Unaudited)
Income tax expenses:
Current	$—	$5
Deferred	—	—
	$—	$5

The principal components of the Group’s deferred income tax assets are as follows:

	As of December 31,	As of June 30,
	2024	2025
		(unaudited)
Deferred tax assets:
Net operating loss carry forwards	$—	$71
Valuation allowance	—	(71)
Total deferred tax assets, net	$—	$—

As of December 31, 2024 and June 30, 2025, the Company had net operating losses carry forward of nil and approximately $71, respectively, from the Company’s U.S. subsidiary, which can be carried forward 20 years to offset taxable income. Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. If events occur in the future that allow the Company to realize part or all of its deferred income tax, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

Due to the limited operating history of the U.S. subsidiary, the Company is uncertain when these net operating losses can be utilized. As a result, the Company provided a 100% allowance on deferred tax assets on net operating losses of nil and approximately $71 related to U.S. subsidiary as of December 31, 2024 and June 30, 2025, respectively.